                                                                    EXHIBIT 32.2

                  CERTIFICATION OF THE CHIEF EXECUTIVE OFFICER
                       PURSUANT TO 18 U.S. C. SECTION 1350
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

          In connection with the Quarterly  Report of CepTor  Corporation,  (the
"Company")  on Form  10-QSB for the year ended  March 31, 2005 as filed with the
Securities and Exchange Commission on the date hereof (the "Report"),  I, Donald
W. Fallon, Chief Financial Officer of the Company,  certify, pursuant to 18 U.S.
C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of
2002, that, to my knowledge:

(1)  The Report fully complies with the requirements of Section 13 (a) of 15 (d)
     of the Securities Exchange Act of 1934; and

(2)  The information  contained in the Report fairly  presents,  in all material respects, the financial condition and results of operations of the Company.

May 16, 2005

                                /s/ Donald W. Fallon
                                ----------------------------------------
                                Donald W. Fallon
                                Chief Financial Officer, Senior Vice President,
                                Finance and Administration and Secretary